UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

U.S. BANCORP
 (Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 466-3000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
U.S. Bancorp (the “Company”) held its 2011 Annual Meeting of Shareholders on Tuesday, April 19, 2011, at the Renaissance St. Louis Grand Hotel, St. Louis, Missouri. Richard K. Davis, Chairman, President and Chief Executive Officer, presided. The Company’s shareholders considered five proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) which was filed with the Securities and Exchange Commission on March 15, 2011. The final voting results are reported below.
Proposal I: Election of thirteen directors to serve for a one-year term until the 2012 annual meeting of shareholders.
The Company’s shareholders elected each of the thirteen nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Douglas M. Baker, Jr.	1,265,420,207	73,714,066	5,388,298	262,262,118
Y. Marc Belton	1,264,638,008	74,514,325	5,370,238	262,262,118
Victoria Buyniski Gluckman	1,247,987,432	91,012,597	5,522,542	262,262,118
Arthur D. Collins, Jr.	1,298,685,518	37,720,147	8,116,906	262,262,118
Richard K. Davis	1,309,689,784	29,991,944	4,840,843	262,262,118
Joel W. Johnson	1,311,740,716	27,384,551	5,397,304	262,262,118
Olivia F. Kirtley	1,318,492,683	20,711,447	5,318,441	262,262,118
Jerry W. Levin	1,289,110,994	49,987,700	5,423,877	262,262,118
David B. O’Maley	1,272,979,611	65,894,881	5,648,079	262,262,118
O’dell M. Owens, M.D., MPH	1,258,218,573	80,759,624	5,544,374	262,262,118
Richard G. Reiten	1,288,791,170	50,409,027	5,322,374	262,262,118
Craig D. Schnuck	1,275,418,524	63,220,810	5,883,237	262,262,118
Patrick T. Stokes	1,302,087,131	37,192,263	5,243,177	262,262,118
Proposal II: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2011.
The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,566,709,202	35,708,367	4,367,120	—
Proposal III: Advisory vote to approve the compensation of the Company’s executive officers disclosed in the Proxy Statement.
The Company’s shareholders gave advisory approval of the Company’s executive compensation program, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,255,795,926	76,460,522	12,266,123	262,262,118

Proposal IV: Advisory vote on the frequency of future advisory votes on executive compensation.
Holders of a majority of the Company’s shares voted at the meeting expressed a preference to hold the advisory vote on executive compensation on an annual basis, and the voting results are set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
771,339,696	16,403,191	548,608,042	8,171,642	262,262,118
Based on these results, the Company’s Board of Directors has adopted a policy to hold an annual advisory vote on the Company’s executive compensation program.
Proposal V: Shareholder proposal requesting an annual advisory vote on director compensation.
The Company’s shareholders did not approve the shareholder proposal, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
99,613,303	1,194,088,441	50,820,827	262,262,118

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

Date: April 20, 2011